UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2008

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

8725 Henderson Road, Renaissance One
Tampa, Florida	33634
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As a result of the previously disclosed delay in the filing of its Annual Report on Form 10-K for the fiscal year ended December 31, 2007 (the “2007 Form 10-K”) with the Securities and Exchange Commission, WellCare Health Plans, Inc. (the “Company” or “we”) is unable to make certain corporate governance disclosures required to be contained in that filing (or, alternatively, in the Company’s 2008 proxy statement) under Section 303A of the New York Stock Exchange (“NYSE”) Listed Company Manual as more fully discussed below. On December 12, 2008, the NYSE advised the Company that it can provide the required corporate governance disclosures through the filing of this Current Report on Form 8-K.

The NYSE Listed Company Manual requires NYSE-listed companies to make certain corporate governance disclosures in their annual reports on Form 10-K or their annual meeting proxy statements. In particular, Section 303A of the NYSE Listed Company Manual requires companies to:

•
disclose the board’s evaluation of each director’s relationship with the company (including the basis for a board determination that a relationship is not material), any categorical standards of independence adopted by the board to assist it in making determinations of independence and the board’s determination as to the independence of each director;

•
identify the non-management director who presides at all regularly scheduled executive sessions of the non-management members of the board of directors, or, alternatively, the procedure by which the presiding director is chosen for each session;

•	disclose a method by which interested parties may communicate directly with the presiding director or the non-management directors as a group;

•
disclose the availability of the company’s corporate governance guidelines, code of business conduct and ethics, and charters for the board’s audit, compensation and nominating/corporate governance committees on its website and in print upon stockholder request; and

•
disclose that (a) the company’s chief executive officer and chief financial officer have filed the certifications required by Section 302 of the Sarbanes-Oxley Act with the company’s annual report on Form 10-K, and (b) the company’s chief executive officer has certified to the NYSE that he is not aware of any violation of the NYSE corporate governance listing standards by the company or, if a qualified certification was provided, disclose any qualifications to such certification.

The Company intends to provide the following disclosures in its 2007 Form 10-K when filed in substantially the form presented below.

Director Independence

The Company’s corporate governance guidelines provide that a majority of the members of the Company’s board of directors (the “Board”) must meet the criteria of independence as required by the listing standards of the NYSE.  In addition, each member of the Board’s audit committee, compensation committee and nominating and corporate governance committee must be independent.  No director qualifies as independent unless the Board determines that the director has no direct or indirect material relationship with the company.  The Board reviews the independence of its members by requiring that each member complete disclosure and independence questionnaires and by considering all transactions and relationships between each director or any member of his or her immediate family and the Company and its subsidiaries.  The purpose of this review is to determine whether any such relationships or transactions are inconsistent with a determination that the director is independent.

In making independence determinations, the Board applies the independence standards contained in Section 303A.02 of the NYSE Listed Company Manual, in addition to any other relevant facts and circumstances.  The Board determined that seven of the Company’s nine directors meet the criteria for independence as set forth in such standards and that such directors are therefore independent.  The Company’s independent directors are:

D. Robert Graham
Regina E. Herzlinger
Kevin Hickey
Alif Hourani
Ruben Jose King-Shaw, Jr.
Christian Michalik
Neal Moszkowski

Presiding Director

Mr. Kevin Hickey has been selected by the Board to be the Company’s lead director and presides over executive sessions of the Board’s non-management and independent directors.

Communicating with Directors

Interested parties who wish to communicate with the Company’s lead director or the non-management members of the Board as a group should write to:

Compliance Department
WellCare Health Plans, Inc.
8735 Henderson Road
Tampa, Florida 33634

Availability of Corporate Governance Guidelines and Committee Charters

The Company’s corporate governance guidelines, audit committee charter, compensation committee charter and nominating and corporate governance committee charter each may be found at the Company’s website at www.wellcare.com.  In addition, the Company will provide to any shareholder without charge, upon request, a print copy of its corporate governance guidelines and each of the Board committee charters set forth above.  Any such requests should be made in writing to the Investor Relations Department, WellCare Health Plans, Inc., 8735 Henderson Road, Tampa, Florida 33634.

Availability of Code of Business Conduct and Ethics

A description of the Company’s corporate ethics and compliance program, which applies to members of the Board, the Company’s associates, including its chief executive officer, chief financial officer and principal accounting officer or controller and, in some cases, the Company’s business partners and independent contractors, is available on the Company’s website at www.wellcare.com.  The Company intends to disclose future amendments to, or waivers from, the provisions of the corporate ethics and compliance program, if any, made with respect to any directors and executive officers on the Company’s website.  The Company will provide to any shareholder without charge, upon request, a print copy of the corporate ethics and compliance program.  Any such requests should be made in writing to the Investor Relations Department, WellCare Health Plans, Inc., 8735 Henderson Road, Tampa, Florida 33634.  A copy of the Company’s corporate ethics and compliance program can be found under the caption “The Trust Program” in the Investor Relations section of the Company’s website at www.wellcare.com.

Annual Certifications

As required by the NYSE, the Company’s Chief Executive Officer (the “CEO”) executed an Annual CEO Certification (a “Certification”) in connection with the Company’s 2007 annual meeting of shareholders and delivered it to the NYSE in May 2007.  In addition, the Company’s current CEO executed a Certification for 2008 on December 29, 2008 and delivered it to the NYSE.   The Certification confirms that the CEO is not aware of any violation by the Company of any NYSE corporate governance listing standard.

The Sarbanes-Oxley Act of 2002 requires that the chief executive officer and the chief financial officer of a publicly-traded company provide certifications regarding the disclosures contained in the company’s Annual Report on Form 10-K.  These certifications will be filed as exhibits to the 2007 Form 10-K when it is filed by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 29, 2008	WELLCARE HEALTH PLANS, INC. /s/ Heath Schiesser Heath Schiesser President and Chief Executive Officer